UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2026

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

109 Northpark Boulevard,
Covington, Louisiana		70433-5001
(Address of principal executive		(Zip Code)
offices)

(985) 892-5521

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On September 23, 2026, the Board of Directors (the “Board”) of Pool Corporation (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Jean-Marc Germain as a director effective September 30, 2026. In connection with Mr. Germain’s appointment, the size of the Board was increased from eight to nine directors. Mr. Germain will serve as a director until the 2027 annual meeting of shareholders, at which time he will stand for election by the Company’s shareholders.

The Board determined that Mr. Germain qualifies as independent in accordance with the published listing requirements of Nasdaq, and Mr. Germain has been appointed to serve on the Board’s Strategic Planning Committee. Mr. Germain will be compensated consistent with the standard compensation program for non-employee directors, which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2026, under the heading “Director Compensation.” In connection with his appointment to the Board, Mr. Germain will receive a pro-rated non-employee director annual cash retainer.

No family relationships exist between Mr. Germain and any of the Company’s other directors, executive officers or any other person that would require disclosure under Item 401(d) of Regulation S-K (“Regulation S-K”). There are no arrangements or understandings pursuant to which Mr. Germain was selected as a director, and Mr. Germain has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pool Corporation issued a press release dated September 25, 2026, announcing the appointment of Mr. Germain to its Board, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1	Press release issued by Pool Corporation on September 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie M. Hart
Melanie M. Hart
Senior Vice President and Chief Financial Officer

Dated: September 25, 2026